                                                         1999 Annual Report




AMERICAN STRATEGIC
INCOME PORTFOLIO
ASP



[LOGO]FIRST AMERICAN-Registered Trademark-
      Asset Management

                  [LOGO] FIRST AMERICAN-Registered Trademark-
                         Asset Management
-------------------------------------------------------------------------------

      CONTENTS
  1   FUND OVERVIEW

  4   FINANCIAL STATEMENTS AND NOTES

 15   INVESTMENTS IN SECURITIES

 18   INDEPENDENT AUDITORS' REPORT

 19   FEDERAL INCOME TAX
      INFORMATION

 20   SHAREHOLDER UPDATE


AMERICAN STRATEGIC INCOME PORTFOLIO

PRIMARY INVESTMENTS Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest rate movements alone.

FUND OBJECTIVE High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

-------------------------------------------------------------------------------
AVERAGE ANNUALIZED TOTAL RETURNS
-------------------------------------------------------------------------------

Based on net asset value for the periods ended November 30, 1999


                                              One Year     Five Year     Since Inception
                                                                            12/27/91
American Strategic Income Portfolio            3.03%        9.25%             8.03%
Lehman Brothers Mutual Fund Government/        0.22%        7.92%             6.57%
Mortgage Index

The average annualized total returns for American Strategic Income Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended November 30, 1999, were 2.76%, 7.82%, and 6.52%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS
INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF
INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Strategic Income Portfolio is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes.

The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S. government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations.

The since inception number for the Lehman index is calculated from the month end following the fund's inception through November 30, 1999.




-------------------------------------------------------------------------------
    NOT FDIC INSURED          NO BANK GUARANTEE             MAY LOSE VALUE
-------------------------------------------------------------------------------

          FUND
             OVERVIEW

FUND MANAGEMENT


JOHN WENKER
is primarily responsible for the management of American Strategic
Income Portfolio. He has 14 years of financial experience.

DAVID STEELE
assists with the management of American Strategic Income Portfolio. He has 21 years of financial experience.

RUSS KAPPENMAN
assists with the management of American Strategic Income Portfolio. He has 14 years of financial experience.

JANUARY 15, 2000

AMERICAN STRATEGIC INCOME PORTFOLIO HAD A TOTAL RETURN OF 3.03% BASED ON ITS NET ASSET VALUE FOR THE YEAR ENDING NOVEMBER 30, 1999, COMPARED TO 0.22% FOR ITS BENCHMARK, THE LEHMAN BROTHERS MUTUAL FUND GOVERNMENT/MORTGAGE INDEX.* During the year, the fund benefited from a lack of credit losses and a low level of loan prepayments. The total return based on the fund's market price was 2.76% over the same time frame.* At the end of the reporting period, the fund's market price of $11.438 per share continued to trade at a discount to its net asset value of $12.35 per share.

DURING THE YEAR, THE FUND PAID OUT A HIGH LEVEL OF CURRENT INCOME AND MAINTAINED A RELATIVELY STABLE NET ASSET VALUE. Dividends for the year totaled $1.0125 per share, for an annualized distribution rate of 8.85% based on the November 30 market price. The fund's average monthly earnings over the past three months would result in an annualized earnings rate of 7.75% based on the November 30 market price. The net asset value of the fund did not experience much volatility during the period, beginning the year at $12.98 and ending at $12.35 per share. Keep in mind that past performance is no guarantee of future results, and the fund's distribution rate and net asset value will fluctuate.

THE RISING INTEREST RATE ENVIRONMENT IN 1999 IS BENEFITING THE FUND'S INCOME LEVEL. In March, the fund was able to increase its dividend by $0.25 per share to $0.0850 per share. Currently we can find new mortgage investments that pay income equal to or higher than the average coupon in the fund. In addition, rising rates have slowed the level of refinancings and loan prepayments. The dividend reserve continues to support the level that the fund currently pays. The reserve fell during the year from $0.0948 per share to $0.0807 per share.

*All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

-------------------------------------------------------------------------------
PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------

As a percentage of total assets on November 30, 1999

Short-term Securities                                     9%
Commercial Loans                                         19%
Mortgage Servicing Rights                                 1%
U.S. Agency Fixed-rate Mortgage-backed Securities         3%
Single Family Loans                                      40%
Private Fixed-rate Mortgage-backed Securities             1%
Other Assets                                              1%
U.S. Treasury Securities                                  4%
Multifamily Loans                                        22%

-------------------------------------------------------------------------------
DELINQUENT LOAN PROFILE
-------------------------------------------------------------------------------
The chart below shows the percentage of single family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of November 30, 1999, based on principal amounts outstanding.

Current                                       94.3%
----------------------------------------------------
30 Days                                        3.0%
----------------------------------------------------
60 Days                                        0.5%
----------------------------------------------------
90 Days                                        0.0%
----------------------------------------------------
120+ Days                                      2.2%
----------------------------------------------------

** As of November 30, 1999 there were no multifamily or commercial loans delinquent.

          1   1999  ANNUAL REPORT    AMERICAN STRATEGIC INCOME PORTFOLIO

         FUND
            OVERVIEW  CONTINUED


ON DECEMBER 10, 1999, THE FUND PAID OUT PROCEEDS TO SHAREHOLDERS FROM ITS REPURCHASE OFFER. Shares were repurchased at the fund's net asset value of $12.40 at the close of business on December 6, 1999, minus a $0.02 per share fee. Because shareholders collectively submitted more than the 10% limit of outstanding shares, repurchases were made on a pro rata basis. Approximately 20% of shares were repurchased from each shareholder who submitted a claim.

TO PREPARE FOR THE REPURCHASE OFFER, THE FUND BEGAN INCREASING ITS PERCENTAGE OF TOTAL ASSETS IN CASH DURING THE SUMMER MONTHS. As loans came due in the portfolio, the proceeds were reinvested in short-term securities rather than in new mortgage investments. Short-term securities equaled 9% of total assets at the period end. Single-family, multifamily, and commercial loans continued to represent the majority of the portfolio at 81% of total assets. The remainder of the fund was invested in U.S. Treasury securities and U.S. government agency securities.

WE CONTINUE TO SPREAD OUR LOANS OUT ACROSS THE COUNTRY TO HELP AVOID THE RISK OF BEING TOO HEAVILY CONCENTRATED IN ONE REGION. We are currently invested in states such as Texas, California, Florida, Minnesota, and Colorado, where the economies are strong and employment and population growth continue. All segments of the mortgage loan market continue to perform well. Most real estate markets are in equilibrium, with demand keeping pace with new supply.


-------------------------------------------------------------------------------
GEOGRAPHICAL DISTRIBUTION
-------------------------------------------------------------------------------

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of November 30, 1999. Shaded areas without values indicate states in which the fund has invested less than 0.50% of its assets.

                                     [MAP]

Alabama                           Less than 0.50%
Alaska                            Less than 0.50%
Arizona                           6%
Arkansas                          Less than 0.50%
California                        12%
Colorado                          4%
Connecticut                       Less than 0.50%
Delaware
Florida                           6%
Georgia                           1%
Hawaii                            Less than 0.50%
Idaho                             Less than 0.50%
Illinois                          2%
Indiana
Iowa                              1%
Kansas
Kentucky
Louisiana                         Less than 0.50%
Maine                             Less than 0.50%
Maryland                          Less than 0.50%
Massachusetts                     1%
Michigan                          1%
Minnesota                         10%
Mississippi                       Less than 0.50%
Missouri                          1%
Montana                           2%
Nebraska                          Less than 0.50%
Nevada                            3%
New Hampshire                     2%
New Jersey                        3%
New Mexico                        1%
New York                          3%
North Carolina                    2%
North Dakota
Ohio                              Less than 0.50%
Oklahoma                          1%
Oregon                            4%
Pennsylvania                      1%
Rhode Island
South Carolina
South Dakota
Tennessee                         5%
Texas                             13%
Utah                              3%
Vermont
Virginia                          1%
Washington                        5%
West Virginia
Wisconsin                         Less than 0.50%
Wyoming

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          2   1999  ANNUAL REPORT    AMERICAN STRATEGIC INCOME PORTFOLIO

               FUND
                  OVERVIEW CONTINUED
-------------------------------------------------------------------------------

AS WE STATED EARLIER, THE FUND HAD NO CREDIT LOSSES DURING THE YEAR. However, the risk of a loan defaulting is the primary risk of investing in mortgage loan products. If the proceeds from the sale of the foreclosed property are less than the loan price that the fund paid, the fund would suffer a loss. Since inception, the fund has had net credit losses of $0.05 per share.

THE FUND BENEFITED FROM PREPAYMENT PENALTIES ON ITS MULTIFAMILY AND COMMERCIAL LOANS AND FROM LOANS PURCHASED AT A DISCOUNT THAT PAID OFF AT PAR. Gains from prepayment penalties have equaled $0.19 per share since inception and $0.02 per share this year. Gains from discounted loans paying off at par were $0.65 per share since inception and $0.07 per share this year.

WE BELIEVE INTEREST RATES WILL CONTINUE TO INCREASE IN THE FIRST HALF OF 2000 AS THE FEDERAL RESERVE STAYS VIGILANT ABOUT MAINTAINING THE STATE OF THE U.S. ECONOMY. This should be favorable for the fund as we anticipate higher rates will slow the rate of new construction across the country. Although the fund only invests in existing properties, a slowdown in new construction could increase the demand for established properties. Also, higher rates should further slow the rate of loan prepayments and refinancings as well.

WE APPRECIATE YOUR INVESTMENT IN AMERICAN STRATEGIC INCOME PORTFOLIO. We hope the fund's attractive income level and return, along with the recent repurchase offer, have helped you stay on track with your financial goals. We will continue to remain diligent in our monitoring of the fund's credit risk and look forward to managing the fund in the year 2000.

-------------------------------------------------------------------------------
VALUATION OF WHOLE LOAN INVESTMENTS
-------------------------------------------------------------------------------

The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.
--------------------------------------------------------------------------------


  3  1999   ANNUAL REPORT    AMERICAN STRATEGIC INCOME PORTFOLIO

               FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  November 30, 1999
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......    $78,791,720
Real estate owned (identified cost: $211,140) (note 2) .....        211,982
Accrued interest receivable  ...............................        522,414
Other assets  ..............................................         11,532
                                                                -----------
  Total assets  ............................................     79,537,648
                                                                -----------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............     21,125,000
Accrued investment management fee  .........................         28,550
Bank overdraft  ............................................        196,816
Accrued administrative fee  ................................          9,565
Accrued interest  ..........................................         94,865
Other accrued expenses  ....................................         28,570
                                                                -----------
  Total liabilities  .......................................     21,483,366
                                                                -----------
  Net assets applicable to outstanding capital stock  ......    $58,054,282
                                                                ===========

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $66,345,823
Undistributed net investment income  .......................        379,197
Accumulated net realized loss on investments  ..............     (8,166,919)
Unrealized depreciation of investments  ....................       (503,819)
                                                                -----------

  Total - representing net assets applicable to capital
    stock  .................................................    $58,054,282
                                                                ===========

* Investments in securities at identified cost  ............    $79,296,381
                                                                ===========

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................    $58,054,282
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................      4,700,326
Net asset value  ...........................................    $     12.35
Market price  ..............................................    $     11.44

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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          4  1999 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS  For the Year Ended November 30,
                      1999
 ................................................................................

INCOME:
Interest (net of interest expense of $1,381,627) ...........    $ 5,589,169
Rental income from real estate owned .......................            461
                                                                -----------

  Total investment income ..................................      5,589,630
                                                                -----------

EXPENSES (NOTE 3):
Investment management fee  .................................        370,056
Administrative fee  ........................................        119,492
Custodian and accounting fees  .............................         70,500
Transfer agent fees  .......................................         22,499
Reports to shareholders  ...................................         47,804
Mortgage servicing fees  ...................................        145,378
Directors' fees  ...........................................          4,060
Audit and legal fees  ......................................         79,838
Other expenses  ............................................         47,412
                                                                -----------
  Total expenses  ..........................................        907,039
    Less expenses paid indirectly  .........................        (15,595)
                                                                -----------

  Total net expenses  ......................................        891,444
                                                                -----------

  Net investment income  ...................................      4,698,186
                                                                -----------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
 INVESTMENTS (NOTE 4):
Net realized gain on investments in securities  ............         64,108
Net realized gain on real estate owned  ....................         12,940
                                                                -----------

  Net realized gain on investments  ........................         77,048
Net change in unrealized appreciation or depreciation of
  investments  .............................................     (2,991,354)
                                                                -----------

  Net loss on investments  .................................     (2,914,306)
                                                                -----------

    Net increase in net assets resulting from
      operations  ..........................................    $ 1,783,880
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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          5  1999 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended November 30,
                      1999
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest and rental income .................................    $ 5,589,630
Net expenses ...............................................       (891,444)
                                                                -----------
  Net investment income ....................................      4,698,186
                                                                -----------

Adjustments to reconcile net investment income to net cash
  provided by operating activities:
  Change in accrued interest receivable ....................        102,769
  Net amortization of bond discount and premium ............         75,297
  Change in accrued fees and expenses ......................         46,018
  Change in other assets ...................................        (11,532)
                                                                -----------
    Total adjustments ......................................        212,552
                                                                -----------

    Net cash provided by operating activities ..............      4,910,738
                                                                -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments  ........................     19,881,906
Purchases of investments ...................................    (17,932,066)
Net purchases of short-term securities .....................     (7,391,554)
                                                                -----------

    Net cash used by investing activities ..................     (5,441,714)
                                                                -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements ............      4,625,000
Retirement of fund shares ..................................       (248,648)
Distributions paid to shareholders .........................     (4,766,526)
                                                                -----------

    Net cash used by financing activities ..................       (390,174)
                                                                -----------
Net decrease in cash .......................................       (921,150)
Cash at beginning of year ..................................        724,334
                                                                -----------

    Cash at end of year ....................................    $  (196,816)
                                                                ===========

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse
    repurchase agreements ..................................    $ 1,357,009
                                                                ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

          6  1999 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 Year Ended        Year Ended
                                                                  11/30/99          11/30/98
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $ 4,698,186       $ 4,741,226
Net realized gain on investments  ..........................         77,048           414,549
Net change in unrealized appreciation or depreciation of
  investments  .............................................     (2,991,354)         (128,532)
                                                                -----------       -----------

  Net increase in net assets resulting from operations  ....      1,783,880         5,027,243
                                                                -----------       -----------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................     (4,766,526)       (4,581,335)
                                                                -----------       -----------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....       (248,648)       (6,773,276)
                                                                -----------       -----------
  Total decrease in net assets  ............................     (3,231,294)       (6,327,368)

Net assets at beginning of year  ...........................     61,285,576        67,612,944
                                                                -----------       -----------

Net assets at end of year  .................................    $58,054,282       $61,285,576
                                                                ===========       ===========

Undistributed net investment income  .......................    $   379,197       $   447,537
                                                                ===========       ===========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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          7  1999 Annual Report - American Strategic Income Portfolio

               NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Strategic Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities and mortgage servicing rights. The fund may enter into dollar roll transactions. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol ASP.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      The fund's investments in whole loans (single family, multifamily and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a First American Asset Management pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages or mortgage servicing rights, as the case may be. The results of the pricing model may be subject to price ceilings due to the illiquid nature of the funds. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week. Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile and the historical payment record. Valuations of whole loans, mortgage participations and mortgage servicing rights are determined no less frequently than weekly.

--------------------------------------------------------------------------------

          8  1999 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At November 30, 1999, loans representing 1.54% of net assets were 60 days or more delinquent as to the timely monthly payment of principal. Such delinquencies relate solely to single family whole loans and represent 2.69% of total single family principal outstanding at November 30, 1999. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest and all of the foreclosure expenses. In this case, the fund may suffer a loss. The fund recognized net realized gains of $12,940 or $0.003 per share on real estate sold during the year ended November 30, 1999.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On November 30, 1999, the fund owned two single family homes with an aggregate value of $211,982, or 0.37% of net assets.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase the volatility of the fund's net asset value and involve the risk of interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund, and are subject to the funds overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the year ended November 30, 1999, the average borrowings outstanding were $24,306,250 and the average coupon was 5.68%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this

--------------------------------------------------------------------------------

          9  1999 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of November 30, 1999, the fund had no outstanding when-issued or forward commitments.

                      MORTGAGE SERVICING RIGHTS
                      The fund may acquire interests in the cash flow from servicing fees through contractual arrangements with mortgage servicers. Mortgage servicing rights, similar to interest-only securities, generate no further cash flow when a mortgage is prepaid or goes into default. Mortgage servicing rights are accounted for on a level-yield basis with recognized income based on the estimated amounts and timing of cash flows. Such estimates are adjusted periodically as the underlying market conditions change.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase

--------------------------------------------------------------------------------

          10  1999 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      On August 10, 1998, the fund entered into an investment advisory agreement with U.S. Bank National Association (U.S. Bank), acting through its division, First American Asset Management. Prior thereto, Piper Capital Management Incorporated (Piper Capital), which was acquired by U.S. Bancorp on May 1, 1998, had served as the fund's advisor. U.S. Bank also serves as the fund's administrator under an administration agreement effective May 1, 1998. Prior thereto, Piper Capital provided services under an administration agreement through April 30, 1998.

                      The investment advisory agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.20% of the fund's average weekly net assets and 4.50% of the daily gross income accrued by the fund during the month (i.e., investment income, including amortization of discount and premium, other than gains from the sale of securities or gains from options and futures contracts less interest on money borrowed by the fund). The monthly investment management fee shall not exceed in the aggregate 1/12 of 0.725% of the fund's average weekly net assets during the month (approximately 0.725% on an annual basis). For the year ended November 30, 1999, the annualized effective investment management fee incurred by the fund was 0.62%. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.20 % of the fund's average weekly net assets. For its fee, the administrator provides regulatory, reporting and record-keeping services for the fund.

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; expenses related to real estate

--------------------------------------------------------------------------------

          11  1999 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      owned; fees to outside parties retained to assist in conducting due diligence; taxes and other miscellaneous expenses. During the year ended November 30, 1999, the fund paid $28,486 for custody services to U.S. Bank.

                      EXPENSES PAID INDIRECTLY
                      Expenses paid indirectly represent reimbursements of custodian fees received from mortgage servicers of $15,595.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the year ended November 30, 1999 aggregated $17,856,769 and $19,881,906, respectively.
                      Included in proceeds from sales is $104,717 from sales of real estate owned. Included in net realized gains are $99,872 from prepayment penalties on multifamily loans.

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers of $8,166,919 as of November 30, 1999, which if not offset by subsequent capital gains, will expire in 2003. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      REPURCHASE OFFER
                      In 1997, the fund offered to purchase up to 10% of its oustanding shares at net asset value. The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share and proceeds (including repurchase fees) paid by the fund were as follows:

 PERCENTAGE     SHARES     REPURCHASE     PROCEEDS
 REPURCHASED  REPURCHASED     PRICE         PAID
 -----------  -----------  -----------  ------------
       10%       524,695     $12.87      $6,752,825

                      RETIREMENT OF FUND SHARES
                      The fund's board of directors has approved a plan to repurchase shares of the fund in the open market and retire those shares. Repurchases may only be made when the previous day's closing market value was at a discount from net asset value (NAV). Daily repurchases are limited to 25% of the previous four weeks average daily trading volume on the New York Stock Exchange. Under the current plan, cumulative repurchases in the fund cannot exceed 236,151 (5% of the outstanding shares as of September 9, 1998). The board of directors will review the plan every year. The plan was last reviewed and reapproved by the board of directors on June 3, 1999.

                      Pursuant to the plan, the fund repurchased and retired the following:

                                                       % OF                     WEIGHTED
                                                    OUTSTANDING                  AVERAGE
YEAR ENDED                                 SHARES     SHARES        COST     DISCOUNT TO NAV
----------                                --------  -----------  ----------  ---------------
11/30/99                                    21,000       0.45%    $248,648           7.82%
11/30/98                                     1,700       0.04%    $ 20,451           6.76%

--------------------------------------------------------------------------------

          12  1999 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

(7) SUBSEQUENT EVENT
    REPURCHASE OFFER
 ............................
                      The fund's board of directors concluded that an additional offer to purchase up to 10% of its outstanding shares at net asset value would be in the best interests of shareholders. Accordingly, another repurchase offer was sent to shareholders in November 1999, and the deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on November 29, 1999. The repurchase price was determined on December 6, 1999, at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern
                      Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee) and proceeds paid on December 10, 1999, by the fund were as follows:

 PERCENTAGE     SHARES     REPURCHASE   PROCEEDS
 REPURCHASED  REPURCHASED    PRICE        PAID
 -----------  -----------  ----------  -----------
        10%      470,032     $12.38    $5,818,996

--------------------------------------------------------------------------------

          13  1999 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN STRATEGIC INCOME PORTFOLIO

                                            Year          Year          Year      Year      Year
                                           Ended         Ended         Ended     Ended     Ended
                                          11/30/99    11/30/98 (e)    11/30/97  11/30/96  11/30/95
                                          --------  ----------------  --------  --------  --------
PER-SHARE DATA
Net asset value, beginning
  of period ............................   $12.98        $12.88        $12.65    $13.13    $12.63
                                           ------        ------        ------    ------    ------
Operations:
  Net investment income ................     1.00          1.01          0.97      0.97      1.09
  Net realized and unrealized gains
    (losses) on investments ............    (0.62)         0.06          0.22     (0.10)     1.11
                                           ------        ------        ------    ------    ------
    Total from operations ..............     0.38          1.07          1.19      0.87      2.20
                                           ------        ------        ------    ------    ------
Distributions to shareholders:
  From net investment income ...........    (1.01)        (0.97)        (0.96)    (1.35)    (1.70)
                                           ------        ------        ------    ------    ------
    Total distributions to
      shareholders .....................    (1.01)        (0.97)        (0.96)    (1.35)    (1.70)
                                           ------        ------        ------    ------    ------
Net asset value, end of period .........   $12.35        $12.98        $12.88    $12.65    $13.13
                                           ======        ======        ======    ======    ======
Per-share market value, end of
  period ...............................   $11.44        $12.13        $11.88    $11.00    $12.25
                                           ======        ======        ======    ======    ======
SELECTED INFORMATION
Total return, net asset value (a) ......     3.03%         8.56%         9.83%     7.12%    18.27%
Total return, market value (b) .........     2.76%        10.69%        17.41%     1.29%     7.75%
Net assets at end of period
  (in millions) ........................   $   58        $   61        $   68    $   66    $   69
Ratio of expenses to average weekly net
  assets including interest
  expense (c) ..........................     3.83%         2.89%         2.56%     2.94%     3.29%
Ratio of expenses to average weekly net
  assets excluding interest
  expense (c) ..........................     1.52%         1.47%         1.47%     1.50%     1.72%
Ratio of net investment income to
  average weekly net assets ............     7.86%         7.74%         7.68%     7.67%     8.26%
Portfolio turnover rate (excluding
  short-term securities) .                     22%           38%           61%       63%      120%
Amount of borrowings outstanding at end
  of period (in millions) ..............   $   21        $   17        $   11    $   14    $   15
Per-share amount of borrowings
  outstanding at end of period .........   $ 4.50        $ 3.49        $ 2.10    $ 2.67    $ 2.84
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................   $16.85        $16.47        $14.98    $15.32    $15.97
Asset coverage ratio (d) ...............      375%          471%          715%      574%      563%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c)  INCLUDES 0.02% FROM FEDERAL EXCISE TAXES IN FISCAL YEAR 1995.
(d) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(e) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL TO U.S. BANK.

--------------------------------------------------------------------------------

          14  1999 Annual Report - American Strategic Income Portfolio

                           INVESTMENTS IN SECURITIES
--------------------------------------------------------------------------------

AMERICAN STRATEGIC
INCOME PORTFOLIO                                                                  November 30, 1999
-----------------------------------------------------------------------------------------------------------------------
                                                                 Date                                         Market
Description of Security                                        Acquired    Par Value          Cost          Value (a)
------------------------------------------------------------  ----------  -----------     ------------     ------------

(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)
U.S. GOVERNMENT AND AGENCY SECURITIES (10.1%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (4.9%):
    FIXED RATE (4.9%):
      6.50%, FNMA, 6/1/29 ..................................    5/4/99    $ 2,948,911(b)  $  2,927,389     $  2,810,666
                                                                                          ------------     ------------
  U.S. GOVERNMENT SECURITIES (5.2%):
      6.63%, U.S. Treasury Note, 3/31/02 ...................    3/1/99      3,000,000(b)     3,060,204        3,037,980
                                                                                          ------------     ------------
        Total U.S. Government and Agency Securities  .......                                 5,987,593        5,848,646
                                                                                          ------------     ------------
PRIVATE MORTGAGE-BACKED
 SECURITIES (e) (1.9%):
  FIXED RATE (1.9%):
      10.10%, First Boston, Series 1992-1,
        Class B-2, 1/15/01 .................................    5/1/92      1,000,000          989,153        1,000,000
      13.04%, Minnesota Mortgage Corporation, 7/25/14          5/18/92         37,073           37,905           37,629
      12.26%, Minnesota Mortgage Corporation, 10/25/14         5/18/92         52,362           53,530           53,148
                                                                                          ------------     ------------
        Total Private Mortgage-Backed Securities  ..........                                 1,080,588        1,090,777
                                                                                          ------------     ------------
WHOLE LOANS AND PARTICIPATION
 MORTGAGES (c,d,e) (110.6%):
  COMMERCIAL LOANS (26.5%):
      Bekins Building, 8.50%, 10/1/04 ......................    9/2/97      1,119,642        1,119,641        1,109,783
      El Centro Market Place, 9.75%, 9/1/01 ................    8/5/99        748,816          748,816          759,685
      James Plaza, 8.55%, 12/1/01 ..........................   11/15/96     1,154,344        1,154,344        1,158,089
      Main Street Office Building, 8.50%, 11/1/07 ..........   10/21/97       877,274          875,812          864,811
      One Eastern Heights Office Building,
        8.33%, 12/1/07 .....................................   11/7/97      1,072,770        1,072,770        1,042,271
      Pacific Periodicals Building, 8.15%, 1/1/08 ..........   12/9/97      1,346,521        1,346,521        1,298,443
      Pine Island Office Building, 8.15%, 11/2/02 ..........   10/8/97      1,584,614        1,584,614        1,571,825
      Rice Street Convention Center, 9.10%, 2/1/04 .........   1/23/97        822,161          822,161          827,178
      Schendel Office Building, 8.32%, 10/1/07 .............   9/30/97      1,167,431        1,167,431        1,145,404
      Schendel Retail Center, 8.70%, 9/1/07 ................   8/28/97        799,426          799,426          792,114
      Shallowford Business Park, 9.25%, 7/1/01                 6/25/96      1,584,160        1,583,984        1,607,754
      Sherwin Williams, 8.63%, 1/1/04 ......................   12/20/96     1,397,205        1,397,205        1,400,274
      Stephens Retail Center, 9.35%, 8/1/03 ................    9/6/96      1,156,900        1,152,080        1,178,658
      Union Hill Village Office Buliding,
        8.00%, 10/1/08 .....................................   9/30/98        669,862          669,862          633,525
                                                                                          ------------     ------------
                                                                                            15,494,667       15,389,814
                                                                                          ------------     ------------

                                                                 Date                                         Market
Description of Security                                        Acquired    Par Value          Cost            Value
-----------------------                                       ----------  -----------     ------------     ------------
  MULTIFAMILY LOANS (29.2%):
      Applewood Manor, 8.75%, 1/1/01 .......................   12/23/93   $   663,387     $    660,070     $    560,797
      Charleston Plaza Apartments, 7.50%, 7/1/08 ...........    7/1/98      1,569,410        1,569,410        1,485,967
      Franklin Woods Apartments, 9.90%, 3/1/10 .............   2/24/95      1,225,290        1,221,977        1,286,554
      Garden Oaks Apartments, 8.55%, 4/1/06 ................    3/7/96      1,775,194        1,771,863        1,790,127
      Mark Twain Apartments, 8.00%, 2/1/03 .................    1/9/98        976,383          976,382          915,130
      Royal Knight Apartments, 8.50%, 4/1/06 ...............    3/4/96      1,551,476        1,548,082        1,560,623
      Rush Oaks Apartments, 7.90%, 12/1/07 .................   11/26/97       540,323          540,323          522,645
      Sadletree Apartments, 9.00%, 12/1/01 .................   11/18/98     2,375,000        2,351,250        2,377,772
      Stanley Court Apartments, 8.50%, 11/1/02 .............   10/31/95     1,062,062        1,058,682        1,071,168
      Union Hill Village Townhomes, 8.00%, 10/1/08 .........   9/30/98        949,301          949,301          916,381
      Vanderbilt Condominiums, 8.16%, 10/1/09 ..............   9/29/99      1,199,221        1,199,221        1,167,319
      Westgate Apartments, 10.00%, 2/1/08 ..................   1/28/93      1,352,489        1,338,964        1,359,408
      Westhollow Place Apartments, 8.58%, 4/1/03 ...........   3/20/96        970,125          960,423          980,420
      Woodland Garden Apartments, 7.50%, 9/1/08 ............   8/26/98      1,053,474        1,053,474          987,707
                                                                                          ------------     ------------
                                                                                            17,199,422       16,982,018
                                                                                          ------------     ------------
  SINGLE FAMILY LOANS (54.9%):
      Aegis, 8.96%, 3/26/10 .                                  10/26/95       175,367          165,669          175,849
      Aegis II, 9.65%, 1/28/14 .............................   12/28/95       324,223          297,069          330,464
      American Bank, Mankato, 10.00%, 12/10/12 .............   12/15/92        40,089           32,728           35,046
      American Portfolio, 6.93%, 10/18/15 ..................   7/18/95        209,195          199,272          202,504
      Anivan, 7.77%, 4/14/12 ...............................   6/14/96        244,084          245,663          241,765
      Bank of New Mexico, 8.68%, 3/31/10 ...................   5/31/96        469,125(b)       460,392          468,346
      Bluebonnet Savings and Loan, 7.68%, 8/31/10 ..........   5/12/92         32,411           31,757           30,890
      Bluebonnet Savings and Loan, 11.74%, 8/31/10 .........   5/12/92        949,882(b)       870,258          931,519
      CLSI Allison Williams, 9.62%, 8/1/17 .................   2/28/92        441,204(b)       405,798          446,327
      Crossroads Savings and Loan, 8.88%, 1/1/21 ...........   12/23/91       267,285          251,367          267,228
      Crossroads Savings and Loan, 9.03%, 1/1/21 ...........   12/23/91       208,704          197,374          211,125
      Fairbanks, Utah, 9.54%, 9/23/15 ......................   5/21/92         88,043           74,726           87,318
      First Boston Mortgage Pool #5, 9.11%, 6/29/03 ........   6/23/92        307,791          251,561          307,912
      Hamilton Financial, 7.27%, 6/29/10 ...................    7/8/92        117,243          107,571          115,019
      Huntington MEWS, 9.00%, 8/1/17 .......................   1/17/92    $   606,625(b)  $    523,711     $    572,465

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

          15  1999 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

AMERICAN STRATEGIC INCOME PORTFOLIO
(CONTINUED)

                                                                 Date       Shares/                           Market
Description of Security                                        Acquired    Par Value          Cost          Value (a)
-----------------------                                       ----------  -----------     ------------     ------------
      Knutson Mortgage Portfolio #1, 8.38%, 8/1/17 .........   2/19/92        748,327(b)       714,073          745,240
      Knutson Mortgage Portfolio #2, 9.31%, 9/25/17 ........   5/26/92        475,184(b)       438,120          488,516
      McClemore, Matrix Funding Corporation,
        10.88%, 9/30/12 ....................................    9/9/92        539,798(b)       512,808          523,406
      Meridian, 9.71%, 12/1/20 .............................   12/21/92       535,588(b)       510,817          546,682
      Nomura III, 8.76%, 4/29/17 ...........................   9/29/95      1,611,321(b)     1,456,544        1,544,442
      Norwest II, 7.53%, 11/27/22 ..........................   2/27/96      1,266,768(b)     1,260,459        1,232,082
      Norwest III, 7.45%, 11/27/22 .........................   2/27/96      1,284,115(b)     1,284,162        1,247,621
      Norwest V, 8.63%, 2/3/25 .............................    9/3/96      1,337,155(b)     1,313,097        1,299,817
      Norwest X, 7.69%, 2/1/22 .............................   3/12/98      4,478,472(b)     4,486,085        4,321,332
      Norwest XIII, 7.56%, 12/1/25 .........................   10/28/98     3,353,439(b)     3,336,672        3,248,594
      Norwest XIV, 7.34%, 7/12/24 ..........................   12/3/98      3,471,395(b)     3,436,681        3,278,241
      Norwest XV, 7.28%, 1/1/25 ............................   12/23/98     3,059,160(b)     3,020,921        2,935,897
      Norwest XVI, 7.15%, 4/30/26 ..........................    3/4/99      3,414,430(b)     3,315,572        3,240,818
      Norwest XVII, 6.99%, 10/4/23 .........................   5/20/99      1,962,106(b)     1,897,265        1,863,485
      Rand Mortgage Corporation, 9.58%, 8/1/17 .............   2/21/92        196,957(b)       161,431          201,247
      Salomon II, 9.20%, 11/23/14 ..........................   12/23/94       492,494(b)       428,687          497,862
      Valley Bank of Commerce, N.M., 7.95%, 8/31/10 ........    5/6/92        214,797          182,720          212,246
                                                                                          ------------     ------------
                                                                                            31,871,030       31,851,306
                                                                                          ------------     ------------
        Total Whole Loans and Participation Mortgages  .....                                64,565,119       64,223,138
                                                                                          ------------     ------------
MORTGAGE SERVICING RIGHTS (e,f) (0.4%):
      Matrix Servicing Rights, 14.00%, 7/10/22 .............   7/10/92     32,048,513          271,527          237,605
                                                                                          ------------     ------------
SHORT-TERM SECURITIES (12.7%):
      First American Prime Obligations Fund ................   11/30/99     7,391,554(g)     7,391,554        7,391,554
                                                                                          ------------     ------------
        Total Investments in Securities (h)  ...............                              $ 79,296,381     $ 78,791,720
                                                                                          ============     ============

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON NOVEMBER 30, 1999, SECURITIES VALUED AT $34,250,602 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                   NAME OF
                                                                   BROKER
                    ACQUISITION                     ACCRUED    AND DESCRIPTION
        AMOUNT         DATE      RATE*     DUE      INTEREST    OF COLLATERAL
      -----------   -----------  -----   --------   --------   ---------------
      $ 2,625,000    11/15/99    5.42%   12/15/99   $    395          (1)
        1,500,000     11/1/99    6.28%    12/1/99      7,853          (2)
        3,000,000     11/2/99    5.34%    12/1/99     13,350          (3)
       10,700,000     11/1/99    6.28%    12/1/99     55,997          (4)
        3,300,000     11/1/99    6.28%    12/1/99     17,270          (4)
      -----------                                   --------
      $21,125,000                                   $ 94,865
      ===========                                   ========

    * INTEREST RATE AS OF NOVEMBER 30, 1999. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.
    NAME OF BROKER AND DESCRIPTION OF COLLATERAL:
             (1) MORGAN STANLEY DEAN WITTER;
                FNMA, 6.50%, 6/1/29, $2,948,911 PAR
             (2) MORGAN STANLEY DEAN WITTER;
                NORWEST X, 7.69%, 2/1/22, $1,015,090 PAR
             (3) NOMURA;
                U.S. TREASURY NOTE, 6.63%, 3/31/02, $3,000,000 PAR
             (4) NOMURA;
                BANK OF NEW MEXICO, 8.68%, 3/31/10, $422,265 PAR
                BLUEBONNET SAVINGS AND LOAN, 11.74%, 8/31/10, $949,882 PAR
                CLSI ALLISON WILLIAMS, 9.62%, 8/1/17, $441,204 PAR
                HUNTINGTON MEWS, 9.00% , 8/1/17, $606,625 PAR
                KNUTSON MORTGAGE PORTFOLIO #1, 8.38%, 8/1/17, $621,004 PAR KNUTSON MORTGAGE PORTFOLIO #2, 9.31%, 9/25/17, $470,612 PAR MCCLEMORE, 10.88%, 9/30/12, $539,798 PAR
                MERIDIAN, 9.71%, 12/1/20, $535,588 PAR
                NOMURA III, 8.76%, 4/29/17, $1,611,321 PAR
                NORWEST II, 7.53%, 11/27/22, $1,249,462 PAR
                NORWEST III, 7.45%, 11/27/22, $1,284,115 PAR
                NORWEST V, 8.63%, 2/3/25, $1,155,900 PAR
                NORWEST X, 7.69%, 2/1/22, $3,322,052 PAR
                NORWEST XIII, 7.56%, 12/1/25, $3,353,439 PAR
                NORWEST XIV, 7.34%, 7/12/24, $3,471,395 PAR
                NORWEST XV, 7.28%, 1/1/25, $3,019,959 PAR
                NORWEST XVI, 7.15%, 4/30/26, $3,414,430 PAR
                NORWEST XVII, 6.99%, 10/4/23, $1,366,101 PAR
                SALOMON II, 9.20%, 11/23/14, $492,494 PAR
             THE FUND HAS ENTERED INTO A LENDING COMMITMENT WITH NOMURA. THE
               AGREEMENT PERMITS THE FUND TO ENTER INTO REVERSE REPURCHASE AGREEMENTS UP TO $15,000,000 USING WHOLE LOANS AS COLLATERAL. THE FUND PAYS A FEE OF 0.25% TO NOMURA ON ANY UNUSED PORTION OF THE $15,000,000 LENDING COMMITMENT.
    (c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON NOVEMBER 30, 1999. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF NOVEMBER 30, 1999.
    (d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.
    COMMERCIAL LOANS:
             BEKINS BUILDING - COLORADO SPRINGS, CO
             EL CENTRO MARKET PLACE - TX
             JAMES PLAZA - HOUSTON, TX
             MAIN STREET OFFICE BUILDING - PARK CITY, UT
             ONE EASTERN HEIGHTS OFFICE BUILDING - WOODBURY, MN
             PACIFIC PERIODICALS BUILDING - LAKEWOOD, WA
             PINE ISLAND OFFICE BUILDING - PLANTATION, FL
             RICE STREET CONVENTION CENTER - ROSEVILLE, MN
             SCHENDEL OFFICE BUILDING - BEAVERTON, OR
             SCHENDEL RETAIL CENTER - BEAVERTON, OR
             SHALLOWFORD BUSINESS PARK - CHATANOOGA, TN
             SHERWIN WILLIAMS - ORLANDO, FL
             STEPHENS RETAIL CENTER - MISSOULA, MT
             UNION HILL VILLAGE OFFICE BUILDING - SPENCERPORT, NY
    MULTIFAMILY LOANS:
             APPLEWOOD MANOR - DULUTH, MN
             CHARLESTON PLAZA APARTMENTS - LAS VEGAS, NV
             FRANKLIN WOODS APARTMENTS - FRANKLIN, NH
             GARDEN OAKS APARTMENTS - COON RAPIDS, MN
             MARK TWAIN APARTMENTS - MESA, AZ
             ROYAL KNIGHT APARTMENTS - MEMPHIS, TN
             RUSH OAKS APARTMENTS - LAPORTE, TX
             SADLETREE APARTMENTS - SCOTTSDALE, AZ
             STANLEY COURT APARTMENTS - BLOOMINGTON, MN
             UNION HILL VILLAGE TOWNHOMES - SPENCERPORT, NY
             VANDERBILT CONDOMINIUMS - AUSTIN, TX
             WESTGATE APARTMENTS - BISMARCK, ND
             WESTHOLLOW PLACE APARTMENTS - HOUSTON, TX
             WOODLAND GARDEN APARTMENTS - ARLINGTON, WA
    SINGLE FAMILY LOANS:
             AEGIS - 10 LOANS, MIDWESTERN UNITED STATES
             AEGIS II - 4 LOANS, MIDWESTERN UNITED STATES
             AMERICAN BANK, MANKATO - 1 LOAN, MINNESOTA
             AMERICAN PORTFOLIO - 5 LOANS, TEXAS AND CALIFORNIA
             ANIVAN - 3 LOANS, MARYLAND, NEW JERSEY, VIRGINIA
             BANK OF NEW MEXICO - 10 LOANS, NEW MEXICO
             BLUEBONNET SAVINGS AND LOAN - 27 LOANS, TEXAS
             CLSI ALLISON WILLIAMS - 25 LOANS, TEXAS
             CROSSROADS SAVINGS AND LOAN - 16 LOANS, OKLAHOMA
             FAIRBANKS, UTAH - 3 LOANS, UTAH
             FIRST BOSTON MORTGAGE POOL #5 - 10 LOANS, UNITED STATES
             HAMILTON FINANCIAL - 1 LOAN, CALIFORNIA
             HUNTINGTON MEWS - 14 LOANS, NEW JERSEY
             KNUTSON MORTGAGE PORTFOLIO #1 - 15 LOANS, MIDWESTERN UNITED STATES KNUTSON MORTGAGE PORTFOLIO #2 - 8 LOANS, MIDWESTERN UNITED STATES MCCLEMORE, MATRIX FUNDING CORPORATION - 7 LOANS, NORTH CAROLINA MERIDIAN - 9 LOANS, CALIFORNIA
             NOMURA III - 29 LOANS, MIDWESTERN UNITED STATES
             NORWEST II - 15 LOANS, MIDWESTERN UNITED STATES
             NORWEST III - 11 LOANS, MIDWESTERN UNITED STATES
             NORWEST V - 14 LOANS, MIDWESTERN UNITED STATES
             NORWEST X - 37 LOANS, MIDWESTERN UNITED STATES
             NORWEST XIII - 29 LOANS, MIDWESTERN UNITED STATES

--------------------------------------------------------------------------------

          16  1999 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
             NORWEST XIV - 23 LOANS, MIDWESTERN UNITED STATES
             NORWEST XV - 25 LOANS, MIDWESTERN UNITED STATES
             NORWEST XVI - 28 LOANS, MIDWESTERN UNITED STATES
             NORWEST XVII - 18 LOANS, MIDWESTERN UNITED STATES
             RAND MORTGAGE CORPORATION - 5 LOANS, TEXAS
             SALOMON II - 12 LOANS, MIDWESTERN UNITED STATES
             VALLEY BANK OF COMMERCE, N.M. - 14 LOANS, NEW MEXICO
    (e)  SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT
         BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON NOVEMBER 30, 1999, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $65,551,520 OR 112.9% OF TOTAL NET ASSETS.
    (f) INTEREST RATE DISCLOSED REPRESENTS THE CURRENT YIELD BASED ON THE CURRENT COST BASIS AND ESTIMATED FUTURE CASH FLOWS.
    (g) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANK WHO ALSO SERVES AS THE ADVISOR FOR THIS FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL
         STATEMENTS.
    (h) ON NOVEMBER 30, 1999. THE COST OF INVESTMENTS IN SECURITIES FOR INCOME TAX PURPOSES WAS $79,296,381. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES, INCLUDING REAL ESTATE OWNED, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $   929,771
      GROSS UNREALIZED DEPRECIATION ......   (1,433,590)
                                            -----------
        NET UNREALIZED DEPRECIATION ......  $  (503,819)
                                            ===========

--------------------------------------------------------------------------------

          17  1999 Annual Report - American Strategic Income Portfolio

               INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

                      THE BOARD OF DIRECTORS AND SHAREHOLDERS
                      AMERICAN STRATEGIC INCOME PORTFOLIO INC.

                      We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Strategic Income Portfolio Inc. as of November 30, 1999, and the related statements of operations, cash flows, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 1998 and the financial highlights for each of the four years in the period ended November 30, 1998, were audited by other auditors whose report dated January 8, 1999, expressed an unqualified opinion.

                      We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included examination or confirmation of securities owned as of November 30, 1999, with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                      In our opinion, the 1999 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Strategic Income Portfolio Inc. at November 30, 1999, and the results of its operations, its cash flows, changes in its net assets and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ ERNST & YOUNG LLP

                      Minneapolis, Minnesota
                      January 7, 2000

--------------------------------------------------------------------------------

          18  1999 Annual Report - American Strategic Income Portfolio

               FEDERAL INCOME TAX INFORMATION
--------------------------------------------------------------------------------

                      The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Distributions for the calendar year will be reported to you on Form 1099-DIV. Please consult a tax advisor on how to report these distributions at the state and local levels.

                      INCOME DISTRIBUTIONS (TAXABLE AS ORDINARY DIVIDENDS, NONE QUALIFYING FOR DEDUCTION BY CORPORATIONS)

                      PAYABLE DATE                               AMOUNT
                      ------------                               -------
                      December 16, 1998 .......................  $0.0825
                      January 13, 1999 ........................   0.0825
                      February 24, 1999 .......................   0.0825
                      March 24, 1999 ..........................   0.0850
                      April 28, 1999 ..........................   0.0850
                      May 26, 1999 ............................   0.0850
                      June 23, 1999 ...........................   0.0850
                      July 28, 1999 ...........................   0.0850
                      August 25, 1999 .........................   0.0850
                      September 22, 1999 ......................   0.0850
                      October 27, 1999 ........................   0.0850
                      November 23,1999 ........................   0.0850
                                                                 -------
                        Total .................................  $1.0125
                                                                 =======

--------------------------------------------------------------------------------

          19  1999 Annual Report - American Strategic Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      ANNUAL MEETING RESULTS
                      An annual meeting of the fund's shareholders was held on August 16, 1999. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                      (1) The fund's shareholders elected the following
                          directors:

                                                                   SHARES      SHARES WITHHOLDING
                                                                 VOTED "FOR"   AUTHORITY TO VOTE
                                                                -------------  ------------------
                      David T. Bennett .......................    3,790,522            204,532
                      Robert J. Dayton .......................    3,790,522            204,532
                      Roger A. Gibson ........................    3,790,522            204,532
                      Andrew M. Hunter III ...................    3,790,522            204,532
                      Leonard W. Kedrowski ...................    3,790,522            204,532
                      John M. Murphy, Jr. ....................    3,790,522            204,532
                      Robert L. Spies ........................    3,790,522            204,532
                      Joseph D. Strauss ......................    3,790,522            204,532
                      Virginia L. Stringer ...................    3,790,522             10,984

                      (2) The fund's shareholders ratified the selection by a
                          majority of the independent members of the fund's Boards of Directors of Ernst & Young as the independent public accountants for the fund for the fiscal year ending November 30, 2000. The following votes were cast regarding this matter:

                         SHARES           SHARES          BROKER
                       VOTED "FOR"    VOTED "AGAINST"   ABSTENTIONS  NON VOTES
                      -------------  -----------------  -----------  ---------
                        3,775,773            23,946         49,136          --

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved the continuation of the fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Repurchases cannot exceed 5% of the fund's outstanding shares as of September 9, 1998.

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value per share, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value;

--------------------------------------------------------------------------------

          20  1999 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------
                      all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

                      TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
                      As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Equiserve, the plan agent.

                      ELIGIBILITY/PARTICIPATION
                      You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

                      If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call Equiserve at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

                      Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing Equiserve at least 10 days before each share's dividend and/or capital gains distribution.

                      PLAN ADMINISTRATION
                      Beginning no more than 5 business days before the dividend payment date, Equiserve will buy shares of the fund on the New York Stock Exchange (NYSE) or elsewhere on the open market only when the price of the fund's shares on the NYSE plus commissions is at less than a 5% premium over the fund's most recently calculated net asset value (NAV) per share. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, Equiserve will accept payment of the dividend, or the remaining portion, in authorized but unissued shares of the fund. These shares will be issued at a per-share price equal to the higher of (a) the NAV per share as of the close of business on the payment date or (b) 95% of the closing market price per share on the payment date.

                      By participating in the dividend reinvestment plan, you may receive benefits not available to shareholders who elect not to participate. For example, if the market price plus commissions of the fund's shares is 5% or more above the NAV, you will receive shares at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, you will receive distributions in shares with an NAV greater than the value of any cash distributions you would have received.

--------------------------------------------------------------------------------

          21  1999 Annual Report - American Strategic Income Portfolio

--------------------------------------------------------------------------------

                      There is no direct charge for reinvestment of dividends and capital gains, since Equiserve fees are paid for by the fund. However, if fund shares are purchased in the open market, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

                      Equiserve maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by Equiserve in noncertificated form in your name.

                      TAX INFORMATION
                      Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. When shares are issued by the fund at a discount from market value, shareholders will be treated as having received distributions of an amount equal to the full market value of those shares. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                      PLAN WITHDRAWAL
                      If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to Equiserve. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

                      If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

                      If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                      PLAN AMENDMENT/TERMINATION
                      The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by Equiserve with at least 90 days written notice to participants in the plan.

                      Any questions about the plan should be directed to your investment professional or to Equiserve LP, P.O. Box 8218, Boston, Massachusetts 02266, 1-800-543-1627.

--------------------------------------------------------------------------------

          22  1999 Annual Report - American Strategic Income Portfolio

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